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              SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C. 20549


                           FORM 8-K
                        CURRENT REPORT

            Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): January 19, 1998

                     REGAL CINEMAS, INC.
    (Exact name of registrant as specified in its charter)


         TENNESSEE                   0-21772                62-1412720
(State or other jurisdiction   (Commission File Number)   (IRS Employer
     of incorporation)                                  Identification No.)


     7132 Commercial Park Drive                                37918
        Knoxville, Tennessee                                (Zip Code)
(address of principal executive offices)

 Registrant's telephone number, including area code: (423) 922-1123

                             N/A
 (Former name or former address, if changed since last report)




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Item 5. Other Events

          Regal Cinemas, Inc., a Tennessee corporation (the "Company"), has entered into an Agreement and Plan of Merger, dated as of January 19, 1998 (the "Merger Agreement"), among Screen Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of KKR 1996 Fund L.P. (the "KKR Fund"), Monarch Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Hicks, Muse, Tate & Furst Equity Fund III, L.P. (the "HTMF Fund" and together with the KKR Fund, the "Funds"), and the Company. Pursuant to and subject to the terms and conditions of the Merger Agreement, each of Screen Acquisition Corp. and Monarch Acquisition Corp. will be merged with and into the Company (collectively, the "Merger") and the Company will continue after the Merger as a corporation owned by the Funds (the "Surviving Corporation"). Each share of Company common stock will be converted into the right to receive $31.00 in cash from the Surviving Corporation.

          The Merger is subject to termination or expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, approval by Company shareholders, the obtaining of necessary financing to consummate the Merger and certain other conditions.

          On January 20, 1998, the Company and affiliates of the Funds issued a press release (the "Press Release") concerning the Merger and the execution of the Merger Agreement.

          The foregoing description of the Merger and related transactions does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement and the Press Release, which are attached hereto and incorporated herein by reference.



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Item 7. Financial Statement and Exhibits.

(c) Exhibits.


Exhibit No.               Description

2.1                       Agreement and Plan of Merger, dated as
                          of January 19, 1998, among Regal
                          Cinemas, Inc., Screen Acquisition Corp.
                          and Monarch Acquisition Corp.

99.1                      Press Release dated January 20, 1998.


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                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 20, 1998           REGAL CINEMAS, INC.
                                  (Registrant)

                                  By: /s/ Michael L. Campbell
                                     ------------------------------------
                                                   (Signature)

                                  Name:  Michael L. Campbell
                                  Title: Chairman, President and
                                           Chief Executive Officer



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                               EXHIBIT INDEX


         The following exhibits are filed herewith:


Exhibit No.           Description

2.1                   Agreement and Plan of Merger, dated as
                      of January 19, 1998, among Regal
                      Cinemas, Inc., Screen Acquisition Corp.
                      and Monarch Acquisition Corp.

99.1                  Press Release dated January 20, 1998.